Exhibit 10.1

WELLS FARGO CAPITAL FINANCE

One Boston Place

Boston, MA 02108

October 29, 2018

Trans World Entertainment Corporation, as Lead Borrower

38 Corporate Circle

Albany, New York 12203

Re:	Store Closures – Trans World Entertainment Corporation, et al.

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 17, 2017 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among Trans World Entertainment Corporation, Record Town, Inc., Record Town USA, LLC, Trans World New York, LLC, Trans World Florida, LLC, Record Town Utah, LLC, and Etailz Inc. (each such Person, individually a “Borrower” and collectively the “Borrowers”), the Guarantors party thereto from time to time (the Borrowers and such Guarantors are hereinafter referred to as the “Loan Parties”), the Lenders party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), L/C Issuer and Swingline Lender. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lead Borrower has advised the Agent that the Loan Parties have closed thirty-three (33) Stores to date in this Fiscal Year (the “Completed Store Closures”), and have further advised the Agent of Borrowers’ desire and intention to close up to thirty-five (35) additional Stores (the “Remaining Store Closures”, and, together with the Completed Store Closures, collectively, the “2018 Fiscal Year Store Closures”) prior to the conclusion of this Fiscal Year ending February 2, 2019 (the “2018 Fiscal Year”). Because the 2018 Fiscal Year Store Closures will exceed thirty-five (35) Store closures in the aggregate in the 2018 Fiscal Year, absent the consent of the Agent and the Required Lenders, the bulk sales or other Dispositions of the Inventory of the Loan Parties in connection with the 2018 Fiscal Year Store Closures (i) would not constitute a Permitted Disposition pursuant to clause (b) of the definition thereof in the Credit Agreement, (ii) would violate Section 7.05 of the Credit Agreement, and (iii) would constitute an Event of Default under Section 8.01(b) of the Credit Agreement. Accordingly, the Lead Borrower has requested that the Agent and the Required Lenders provide their respective Consent to the Lead Borrower and/or its Subsidiaries’ exceeding the permitted number of Store closures and related Inventory Dispositions as set forth in Section 7.05 of the Credit Agreement and the definition of Permitted Disposition, as contemplated by the 2018 Fiscal Year Store Closures.

In accordance with Section 10.01 of the Credit Agreement, the Agent and the Required Lenders have agreed to provide such Consent, subject to the terms and conditions of this letter agreement (this “Letter Agreement”).

Trans World Entertainment Corporation, as Lead Borrower

October 29, 2018

Accordingly, the parties hereto hereby agree as follows:

1.	Consent.

a.	The Agent and the Required Lenders hereby Consent to the Lead Borrower and/or its Subsidiaries’ exceeding the permitted number of Store closures and related Inventory Dispositions as set forth in Section 7.05 of the Credit Agreement and the definition of Permitted Disposition, as contemplated by the 2018 Fiscal Year Store Closures; provided, that absent the further consent of the Agent and the Required Lenders (which consent may be granted, denied, withheld, delayed and/or conditioned in Agent’s and Required Lenders’ discretion), (x) the Remaining Store Closures shall not exceed thirty-five (35) in the aggregate, and (y) the 2018 Fiscal Year Store Closures shall not exceed sixty-eight (68) in the aggregate. If, following the execution and delivery of this Letter Agreement, the Lead Borrower advises the Agent of a further desire and intention to close any additional Stores prior to the end of the 2018 Fiscal Year (“Additional Store Closures”), such Additional Store Closures shall be subject to the prior written Consent of the Agent and the Required Lenders, which Consent may be granted, denied, withheld, delayed and/or conditioned in Agent’s and Required Lenders’ discretion.

b.	In accordance the Credit Agreement, the Remaining Store Closures (and any Additional Store Closures, if any) shall be made in accordance with liquidation agreements or formal consulting arrangements with professional liquidators or liquidation consultants, in each case reasonably acceptable to the Agent. The Agent hereby confirms that certain Consulting Agreement dated October 19, 2018 by and between TIGER CAPITAL GROUP, LLC and RECORD TOWN, INC. is reasonably acceptable to the Agent.

c.	Anything in the Credit Agreement to the contrary notwithstanding (including solely with respect to the Remaining Store Closures, the definition of “Borrowing Base” thereunder), the Lead Borrower shall be permitted to include within the calculation of Eligible Inventory for purposes of calculating the Borrowing Base all inventory located in each Store at which the Remaining Store Closures (and any Additional Store Closures) are being conducted (hereinafter, the “Remaining Store Closure Inventory”); provided, that (x) the Lead Borrower shall report the aggregate amount of such Remaining Store Closure Inventory as a separate line item in any Borrowing Base Certificate delivered to the Agent, and (y) the Appraisal Percentage applicable to such Remaining Store Closure Inventory in each such Borrowing Base Certificate shall be subject to adjustment on a weekly basis by the Agent in such amount as may be agreed by the Lead Borrower, Agent and such independent professional liquidation company engaged by the Lead Borrower in connection with the Remaining Store Closures, and in any case as Agent shall determine from time to time in the exercise of it’s reasonable discretion.

Trans World Entertainment Corporation, as Lead Borrower

October 29, 2018

d.	The Consent provided herein shall in no way constitute a modification or waiver of any other obligations of the Loan Parties under the Credit Agreement or any other Loan Documents, each of which remains in full force and effect. It is hereby agreed to and understood by the parties that the consent provided herein is a one-time Consent related to the 2018 Fiscal Year Store Closures in the 2018 Fiscal Year only and is not an amendment to the Credit Agreement with respect to any other restrictions on Permitted Dispositions on any other occasion, nor is it a waiver of any Default or Event of Default now existing or hereafter arising under the Credit Agreement.

2.	Miscellaneous.

a.	The Loan Parties represent and warrant that, after giving effect to this Letter Agreement, no Default or Event of Default now exists and is continuing.

b.	Except as expressly waived or modified herein, all other terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. This Letter Agreement shall constitute a Loan Document for all purposes.

c.	This Letter Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all contemporaneous or previous agreements and understandings, oral or written, relating to the subject matter hereof.

d.	This Letter Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Letter Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

e.	Any provision of this Letter Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

f.	The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Letter Agreement and are not relying on any representations or warranties of the Agent or the Lenders or their respective counsel in entering into this Letter Agreement.

[Remainder of Page Intentionally Left Blank]

Trans World Entertainment Corporation, as Lead Borrower

October 29, 2018

g.	This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

[Signature Pages Follow]

Trans World Entertainment Corporation, as Lead Borrower

October 29, 2018

If the foregoing correctly sets forth our understanding, please indicate your agreement by signing below.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, and Required Lender

By:	/s/ Scott Klebenoff
Name:	Scott Klebanoff
Title:	Assistant Vice President

Trans World Entertainment Corporation, as Lead Borrower

October 29, 2018

The foregoing is acknowledged, agreed and accepted:

TRANS WORLD ENTERTAINMENT
CORPORATION, as Lead Borrower and as
a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

RECORD TOWN, INC., as a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

RECORD TOWN USA, LLC, as a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

TRANS WORLD NEW YORK, LLC, as a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

TRANS WORLD FLORIDA, LLC, as a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

Trans World Entertainment Corporation, as Lead Borrower

October 29, 2018

RECORD TOWN UTAH, LLC, as a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

ETAILZ INC., as a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer